                                                                  EXHIBIT (r)(3)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

Registrant Name             File Nos.
-------------------------   ----------------------
SEPARATE ACCOUNT USL VL-R   333-105762 / 811-09359
                            333-105246 / 811-09359
SEPARATE ACCOUNT USL VA-R   333-109499 / 811-09007


MERTON BERNARD AIDINOFF                       Director          October 21, 2005
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MERTON BERNARD AIDINOFF


CHARLES H. DANGELO                            Director            June 29, 2006
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CHARLES H. DANGELO


JOHN QUINLAN DOYLE                     Director and President   October 21, 2005
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JOHN QUINLAN DOYLE


DAVID NEIL FIELDS                             Director            June 29, 2006
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DAVID NEIL FIELDS


KENNETH VINCENT HARKINS                       Director            June 29, 2006
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KENNETH VINCENT HARKINS


DAVID LAWRENCE HERZOG                         Director          October 21, 2005
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DAVID LAWRENCE HERZOG


ROBERT EDWARD LEWIS                           Director          October 21, 2005
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ROBERT EDWARD LEWIS


KRISTIAN PHILIP MOOR                   Director and Chairman    October 21, 2005
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KRISTIAN PHILIP MOOR


WIN JAY NEUGER                                Director          October 21, 2005
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WIN JAY NEUGER


ROBERT S. SCHIMEK                      Director, Senior Vice    October 21, 2005
-----------------------------------   President and Treasurer
ROBERT S. SCHIMEK


NICHOLAS SHAW TYLER                           Director          October 21, 2005
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NICHOLAS SHAW TYLER


NICHOLAS CHARLES WALSH                        Director          October 21, 2005
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NICHOLAS CHARLES WALSH


MARK TIMOTHY WILLIS                           Director           April 29, 2008
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MARK TIMOTHY WILLIS